Exhibit 10.7

THIS INSTRUMENT PREPARED BY AND WHEN RECORDED, RETURN TO: Brian S. Short, Esq. Winstead PC 5400 Renaissance Tower 1201 Elm Street Dallas, Texas 75270-2199

TO BE RECORDED IN THE

DEED OF TRUST RECORDS OF

DALLAS COUNTY, TEXAS

NOTICE OF CONFIDENTIALITY RIGHTS. IF YOU ARE A NATURAL PERSON, YOU MAY REMOVE OR STRIKE ANY OR ALL OF THE FOLLOWING INFORMATION FROM ANY INSTRUMENT THAT TRANSFERS AN INTEREST IN REAL PROPERTY BEFORE IT IS FILED FOR RECORD IN THE PUBLIC RECORDS: YOUR SOCIAL SECURITY NUMBER OR YOUR DRIVER’S LICENSE NUMBER.

COLLATERAL IS OR INCLUDES FIXTURES

DEED OF TRUST, ASSIGNMENT OF RENTS AND LEASES,

COLLATERAL ASSIGNMENT OF PROPERTY AGREEMENTS,

SECURITY AGREEMENT AND FIXTURE FILING

This Deed of Trust, Assignment of Rents and Leases, Collateral Assignment of Property Agreements, Security Agreement and Fixture Filing (as amended from time to time, this “Security Instrument”) is made, and is executed effective as of July 14, 2011, by DC-3300 ESSEX, LLC, a Delaware limited liability company (together with its permitted successors and permitted assigns, “Borrower”), whose address for all purposes hereunder is 4211 West Boy Scout Boulevard, Suite 500, Tampa, Florida 33607, to BRIAN S. SHORT (together with his permitted successors and permitted assigns, “Trustee”), whose address for all purposes hereunder is 5400 Renaissance Center, 1201 Elm Street, Dallas, Texas 75270, for the benefit of GOLDMAN SACHS COMMERCIAL MORTGAGE CAPITAL, L.P., a Delaware limited partnership (together with all of its successors and assigns, “Lender”), whose address for all purposes hereunder is 6011 Connection Drive, Suite 550, Irving, Texas 75039. For all state law, statutory and other purposes hereunder, (i) the term “Borrower” as used herein shall be deemed

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to mean a grantor of the Property as described herein the same as if the term “grantor” were used in lieu of the term “Borrower” throughout this Security Instrument, and (ii) the term “Lender” as used herein shall be deemed to mean a beneficiary of this Security Instrument with respect to the Property with all of the rights conferred hereby the same as if the term “beneficiary” were used in lieu of the term “Lender” throughout this Security Instrument.

ARTICLE 1

DEFINITIONS

Section 1.1 Definitions. As used herein, the following terms shall have the following meanings:

“Indebtedness”: The sum of all principal, interest and other amounts due from Borrower under, or secured by, the Loan Documents.

“Loan Agreement”: The Loan Agreement, dated as of the date hereof, by and between Lender, as lender, and Borrower, as borrower, as the same may be replaced, amended, supplemented, extended or otherwise modified from time to time.

“Loan Documents”: The (1) Loan Agreement, (2) that certain promissory note, dated as of the date hereof, executed by Borrower pursuant to the Loan Agreement, in the original principal amount of $16,000,000.00 (as the same may be amended, restated, componentized, supplemented, modified, assigned in whole or in part, replaced and/or divided into multiple notes from time to time, the “Note” or “Notes”, as applicable), (3) this Security Instrument and the other mortgages and deeds of trust executed by Borrower, or any other person or entity to evidence or secure the payment of the Indebtedness, pursuant to the Loan Agreement, (4) all other documents now or hereafter executed by Borrower, or any other person or entity to evidence or secure the payment of the Indebtedness, and (5) all modifications, restatements, extensions, renewals and replacements of the foregoing.

“Obligations”: All of the agreements, covenants, conditions, warranties, representations and other obligations (other than to repay the Indebtedness) made or undertaken by Borrower (or the other obligors who are defined as Borrower in the Notes) under the Loan Documents.

“Property”: All of the following, or any interest therein (whether now owned or hereafter acquired):

(1) the real property described in Exhibit A attached hereto and made a part hereof, together with any greater estate therein as hereafter may be acquired by Borrower (the “Land”),

(2) all buildings, structures and other improvements, now or at any time situated, placed or constructed upon the Land (the “Improvements”),

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(3) all right, title and interest of Borrower in and to all materials, machinery, supplies, equipment, fixtures, apparatus and other items of personal property now owned or hereafter acquired by Borrower and now or hereafter attached to, installed in or used in connection with any of the Improvements or the Land, including any and all partitions, dynamos, window screens and shades, drapes, rugs and other floor coverings, awnings, motors, engines, boilers, furnaces, pipes, plumbing, cleaning, call and sprinkler systems, fire extinguishing apparatus and equipment, water tanks, swimming pools, heating, ventilating, plumbing, lighting, communications and elevator fixtures, laundry, incinerating, air conditioning and air cooling equipment and systems, gas and electric machinery and equipment, disposals, dishwashers, furniture, refrigerators and ranges, securities systems, art work, recreational and pool equipment and facilities of all kinds, water, gas, electrical, storm and sanitary sewer facilities of all kinds, and all other utilities whether or not situated in easements together with all accessions, replacements, betterments and substitutions for any of the foregoing (the “Fixtures”),

(4) all right, title and interest of Borrower in and to all goods, accounts, general intangibles, instruments, documents, accounts receivable, chattel paper, investment property, securities accounts and all other personal property of any kind or character, including such items of personal property as defined in the UCC, now owned or hereafter acquired by Borrower and now or hereafter affixed to, placed upon, used in connection with, arising from or otherwise related to the Land and/or the Improvements or that may be used in or relating to the planning, development, financing or operation of the Land and/or the Improvements, including furniture, furnishings, equipment, machinery, money, insurance proceeds, condemnation awards, accounts, contract rights, trademarks, goodwill, chattel paper, documents, trade names, licenses and/or franchise agreements, rights of Borrower under leases of Fixtures or other personal property or equipment, inventory, all refundable, returnable or reimbursable fees, deposits or other funds or evidences of credit or indebtedness deposited by or on behalf of Borrower with any governmental authorities, boards, corporations, providers of utility services, public or private, including specifically, but without limitation, all refundable, returnable or reimbursable tap fees, utility deposits, commitment fees and development costs and all refunds, rebates or credits in connection with a reduction in real estate taxes and assessments against the Land and/or Improvements as a result of tax certiorari or any applications or proceedings for reduction (the “Personalty”),

(5) all reserves, escrows or impounds required under the Loan Agreement and all deposit accounts (including tenant’s security and cleaning deposits and deposits with respect to utility services) maintained by or on behalf of Borrower with respect to the Land and/or Improvements,

(6) all right, title and interest of Borrower in and to all plans, specifications, shop drawings and other technical descriptions prepared for construction, repair or alteration of the Improvements, and all amendments and modifications thereof (together with any and all modifications, renewals, extensions and substitutions of the foregoing, the “Plans”),

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(7) subject to the rights of Borrower hereunder and under the Loan Agreement, all leasehold estates, leases, subleases, sub-subleases, licenses, concessions, occupancy agreements or other agreements (written or oral, now or at any time in effect and every modification, amendment or other agreement relating thereto, including every guarantee of the performance and observance of the covenants, conditions and agreements to be performed and observed by the other party thereto) which grant a possessory interest in, or the right to use or occupy, all or any part of the Land and/or Improvements, together with all related security and other deposits (together with any and all modifications, renewals, extensions and substitutions of the foregoing, the “Leases”),

(8) all right, title and interest of Borrower in and to all of the rents, revenues, income, proceeds, issues, profits (including all oil or gas or other mineral royalties and bonuses), security and other types of deposits, and other benefits paid or payable and to become due or payable by parties to the Leases other than Borrower for using, leasing, licensing, possessing, occupying, operating from, residing in, selling or otherwise enjoying any portion or portions of the Land and/or Improvements (the “Rents”),

(9) all right, title and interest of Borrower in and to all other contracts and agreements in any way relating to, executed in connection with, or used in, the development, construction, use, occupancy, operation, maintenance, enjoyment, acquisition, management or ownership of the Land and/or Improvements or the sale of goods or services produced in or relating to the Land and/or Improvements (together with any and all modifications, renewals, extensions and substitutions of the foregoing, the “Property Agreements”), including all right, title and interest of Borrower in, to and under (a) all construction contracts, architects’ agreements, engineers’ contracts, utility contracts, letters of credit, escrow agreements, maintenance agreements, management, leasing and related agreements, parking agreements, equipment leases, service contracts, operating leases, catering and restaurant leases and agreements, agreements for the sale, lease or exchange of goods or other property, agreements for the performance of services, permits, variances, licenses, certificates and entitlements, (b) all material agreements and instruments under which Borrower or any of its affiliates or the seller of the Property have remaining rights or obligations in respect of Borrower’s acquisition of the Property or equity interests therein, (c) applicable business licenses, variances, entitlements, certificates, state health department licenses, liquor licenses, food service licenses, licenses to conduct business, certificates of need and all other permits, licenses and rights obtained from any Governmental Authority or private Person, (d) all rights of Borrower to receive monies due and to become due under or pursuant to the Property Agreements, (e) all claims of Borrower for damages arising out of or for breach of or default under the Property Agreements, (f) all rights of Borrower to terminate, amend, supplement, modify or waive performance under the Property Agreements, to compel performance and

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otherwise to exercise all remedies thereunder, and, with respect to Property Agreements that are letters of credit, to make any draws thereon, and (g) to the extent not included in the foregoing, all cash and non-cash proceeds, products, offspring, rents, revenues, issues, profits, royalties, income, benefits, additions, renewals, extensions, substitutions, replacements and accessions of and to any and all of the foregoing,

(10) all right, title and interest of Borrower in and to all rights, privileges, titles, interests, liberties, tenements, hereditaments, rights-of-way, easements, sewer rights, water, water courses, water rights and powers, air rights and development rights, licenses, permits and construction and equipment warranties, appendages and appurtenances appertaining to the foregoing, and all right, title and interest, if any, of Borrower in and to any streets, ways, alleys, underground vaults, passages, strips or gores of land adjoining the Land or any part thereof,

(11) all accessions, replacements, renewals, additions and substitutions for any of the foregoing and all proceeds thereof,

(12) subject to the rights of Borrower hereunder or under the Loan Agreement, all insurance policies, unearned premiums therefor and proceeds from such policies, including the right to receive and apply the proceeds of any insurance, judgments or settlements made in lieu thereof, covering any of the above property now or hereafter acquired by Borrower,

(13) all right, title and interest of Borrower in and to all mineral, riparian, littoral, water, oil and gas rights now or hereafter acquired and relating to all or any part of the Land and/or Improvements,

(14) all of Borrower’s right, title and interest in and to any awards, remunerations, reimbursements, settlements or compensation heretofore made or hereafter to be made by any Governmental Authority pertaining to the Land, Improvements, Fixtures or Personalty, and

(15) all after acquired title to or remainder or reversion in any of the property (or any portion thereof) described herein.

“UCC”: The Uniform Commercial Code (or any similar or equivalent legislation) as in effect in any applicable jurisdiction.

Capitalized terms used herein but not otherwise defined shall have the respective meanings ascribed to such terms in the Loan Agreement.

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ARTICLE 2

HABENDUM

Section 2.1 Grant. To secure in part the full and timely payment of the Indebtedness and the full and timely performance of the Obligations, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower HAS MORTGAGED, GIVEN, GRANTED, BARGAINED, SOLD, TRANSFERRED, WARRANTED, PLEDGED, ASSIGNED and CONVEYED, and does hereby MORTGAGE, GIVE, GRANT, BARGAIN, SELL, TRANSFER, WARRANT, PLEDGE, ASSIGN and CONVEY to Trustee, IN TRUST, WITH POWER OF SALE, its heirs, successors and assigns, the Property, TO HAVE AND TO HOLD all of the Property unto and to Trustee, its heirs, successors and assigns, IN TRUST WITH POWER OF SALE, for the use and benefit of Lender, its heirs, successors and assigns in fee simple forever, and Borrower does hereby bind itself, its heirs, successors and assigns to WARRANT AND FOREVER DEFEND (i) the title to the Property unto Lender and its heirs, successors and assigns, subject only to Permitted Encumbrances and (ii) the validity and priority of the Liens of this Security Instrument, subject only to Permitted Encumbrances, in each case against the claims of all Persons whomsoever.

THIS CONVEYANCE IS MADE IN TRUST, that if Borrower shall pay and perform or cause to be paid and performed all of the Indebtedness and Obligations in accordance with the terms of the Loan Documents, then this conveyance shall be null and void and may be canceled of record at the request and cost of Borrower, which cost Borrower hereby agrees to pay; provided, however, that if, at any time, there shall be any Event of Default, then Lender and Trustee shall be entitled to exercise the remedies set forth in Article 3 below.

ARTICLE 3

DEFAULT AND FORECLOSURE

Section 3.1 Remedies. If an Event of Default is continuing, Lender may, at Lender’s election and by or through Trustee or otherwise, take such action permitted at law or in equity, without notice or demand (except as explicitly provided in the Loan Agreement), as it deems advisable to protect and enforce its rights against Borrower and to the Property, including but not limited to, any or all of the following rights, remedies and recourses each of which may be pursued concurrently or otherwise, at such time and in such order as Lender may determine, in its sole discretion, without impairing or otherwise affecting the other rights and remedies of Lender:

(a) Acceleration. Declare the Indebtedness to be immediately due and payable, without further notice, presentment, protest, notice of intent to accelerate, notice of acceleration, demand or action of any nature whatsoever (each of which hereby is expressly waived by Borrower (except as provided in the Loan Agreement)), whereupon the same shall become immediately due and payable.

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(b) Entry on Property. Enter the Property and take exclusive possession thereof and of all books, records and accounts relating thereto. If Borrower remains in possession of the Property after the occurrence and during the continuation of an Event of Default and without Lender’s prior written consent, Lender may invoke any legal remedies to dispossess Borrower.

(c) Operation of Property. Whether or not a receiver has been appointed pursuant to Section 3.1(e) hereof, hold, lease, develop, manage, operate, control and otherwise use the Property upon such terms and conditions as Lender may deem reasonable under the circumstances (making such repairs, alterations, additions and improvements and taking other actions, from time to time, as Lender deems reasonably necessary or desirable), exercise all rights and powers of Borrower with respect to the Property, whether in the name of Borrower or otherwise, including the right to make, cancel, enforce or modify leases, obtain and evict tenants, and demand, sue for, collect and receive all Rents, and apply all Rents and other amounts collected by Lender or Trustee in connection therewith in accordance with the provisions of Section 3.7 hereof.

(d) Foreclosure and Sale.

(i) Institute proceedings for the complete foreclosure of this Security Instrument, either by judicial action or by exercise of the STATUTORY POWER OF SALE or otherwise, in which case the Property may be sold for cash or credit in one or more parcels or in several interests or portions and in any order or manner.

(ii) With respect to any notices required or permitted under the UCC, Borrower agrees that ten (10) Business Days’ prior written notice shall be deemed commercially reasonable. At any such sale by virtue of any judicial proceedings or any other legal right, remedy or recourse including power of sale, the title to and right of possession of any such property shall pass to the purchaser thereof, and to the fullest extent permitted by law, Borrower shall be completely and irrevocably divested of all of its right, title, interest, claim and demand whatsoever, either at law or in equity, in and to the property sold and such sale shall be a perpetual bar both at law and in equity against Borrower, and against all other persons claiming or to claim the property sold or any part thereof, by, through or under Borrower. Lender may be a purchaser at such sale and if Lender is the highest bidder, may credit the portion of the purchase price that would be distributed to Lender against the Indebtedness in lieu of paying cash.

(iii) At any such sale (A) whether made under the power herein contained, the UCC, any other legal requirement or by virtue of any judicial proceedings or any other legal right, remedy or recourse, including power of sale, it shall not be necessary for Trustee to be physically present at or to have constructive possession of the Property (Borrower shall deliver to Trustee any portion of the Property not actually or constructively possessed by Trustee immediately upon demand by Trustee), and the title to and right of possession of any such property shall pass to the purchaser thereof, as completely as if Trustee had been actually present and delivered to purchaser at such sale,

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(B) each instrument of conveyance executed by Trustee shall contain a general warranty of title, binding upon Borrower, (C) each recital contained in any instrument of conveyance made by Trustee shall conclusively establish the truth and accuracy of the matters recited therein, including, without limitation, nonpayment of the Indebtedness, advertisement and conduct of such sale in the manner provided herein and otherwise by law, and appointment of any successor Trustee hereunder, (D) any prerequisites to the validity of such sale shall be conclusively presumed to have been performed, and (E) the receipt of Trustee or other party making the sale shall be a sufficient discharge to the purchaser or purchasers for his/her/their purchase money and no such purchaser or purchasers, or his/her/their assigns or personal representatives, shall thereafter be obligated to see to the application of such purchase money or be in any way answerable for any loss, misapplication or nonapplication thereof.

(e) Receiver. Prior to, concurrently with, or subsequent to the institution of foreclosure proceedings, make application to a court of competent jurisdiction for, and (to the extent permitted by applicable law) obtain from such court as a matter of strict right and without notice to Borrower or anyone claiming under Borrower or regard to the value of the Property or the solvency or insolvency of Borrower or the adequacy of any collateral for the repayment of the Indebtedness or the interest of Borrower therein, the appointment of a receiver or receivers of the Property, and Borrower irrevocably consents to such appointment. Any such receiver or receivers shall have all the usual powers and duties of receivers in similar cases, including the full power to rent, maintain and otherwise operate the Property upon such terms as may be approved by the court, and shall apply such Rents in accordance with the provisions of Section 3.7 hereof.

(f) Other. Exercise all other rights, remedies and recourses granted under the Loan Documents or otherwise available at law or in equity (including an action for specific performance of any covenant contained in the Loan Documents, or a judgment on the Notes either before, during or after any proceeding to enforce this Security Instrument).

Section 3.2 Separate Sales. The Property may be sold in one or more parcels and in such manner and order as Lender in its sole discretion, may elect, subject to applicable law; the right of sale arising out of any Event of Default shall not be exhausted by any one or more sales.

Section 3.3 Remedies Cumulative, Concurrent and Nonexclusive. Lender shall have all rights, remedies and recourses granted in the Loan Documents and available at law or equity (including the UCC), which rights (a) shall be cumulative and concurrent and shall be in addition to every other remedy so provided or permitted, (b) may be pursued separately, successively or concurrently against Borrower, or against the Property, or against any one or more of them, at the sole discretion of Lender, (c) may be exercised as often as occasion therefor shall arise, and the exercise or failure to exercise any of them shall not be construed as a waiver or release thereof or of any other right, remedy or recourse, and (d) are intended to be, and shall be, nonexclusive. No action by Lender or Trustee in the enforcement of any rights, remedies or recourses under the Loan Documents or otherwise at law or equity shall be deemed to cure any Event of Default.

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Section 3.4 Release of and Resort to Collateral. Lender may release, regardless of consideration and without the necessity for any notice to or consent by the holder of any subordinate lien on the Property, any part of the Property without, as to the remainder, in any way impairing, affecting, subordinating or releasing the lien or security interests created in or evidenced by the Loan Documents or their stature as a first and prior lien and security interest in and to the Property. For payment of the Indebtedness, Lender may resort to any other security in such order and manner as Lender may elect.

Section 3.5 Waiver of Redemption, Notice and Marshaling of Assets. To the fullest extent permitted by law, Borrower hereby irrevocably and unconditionally waives and releases (a) all benefit that might accrue to Borrower by virtue of any present or future statute of limitations or “moratorium law” or other law or judicial decision exempting the Property or any part thereof, or any part of the proceeds arising from any sale of any such property, from attachment, levy or sale on execution or providing for any appraisement, valuation, stay of execution, exemption from civil process, redemption reinstatement (to the extent permitted by law) or extension of time for payment, (b) any right to a marshaling of assets or a sale in inverse order of alienation, and (c) any and all rights it may have to require that the Property be sold as separate tracts or units in the event of foreclosure.

Section 3.6 Discontinuance of Proceedings. If Lender shall have proceeded to invoke any right, remedy or recourse permitted under the Loan Documents and shall thereafter elect to discontinue or abandon it for any reason, Lender shall have the unqualified right to do so and, in such an event, Borrower and Lender shall be restored to their former positions with respect to the Indebtedness, the Obligations, the Loan Documents, the Property and otherwise, and the rights, remedies, recourses and powers of Lender shall continue as if the right, remedy or recourse had never been invoked, but no such discontinuance or abandonment shall waive any Event of Default which may then exist or the right of Lender thereafter to exercise any right, remedy or recourse under the Loan Documents for such Event of Default.

Section 3.7 Application of Proceeds. Except as otherwise provided in the Loan Documents and unless otherwise required by applicable law, the proceeds of any sale of, and the Rents and other amounts generated by the holding, leasing, management, operation or other use of the Property, shall be applied by Lender or Trustee (or the receiver, if one is appointed) in the following order or in such other order as Lender shall determine in its sole discretion:

(a) to the payment of the reasonable costs and expenses of taking possession of the Property and of holding, using, leasing, repairing, improving and selling the same, including (1) receiver’s fees and expenses, (2) court costs, (3) reasonable attorneys’, accountants’, appraisers’, environmental consultants’, engineers’ and other experts’ fees and expenses, (4) costs of advertisement, (5) costs of procuring title searches, title policies and similar data and assurance with respect to title, (6) the payment of all applicable transfer taxes and mortgage recording taxes, and (7) the payment of all ground rent, real estate taxes and assessments;

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(b) to the payment of all amounts, other than the unpaid principal balance of the Notes and accrued but unpaid interest, which may be due under the Loan Documents;

(c) to the payment of the Indebtedness and performance of the Obligations in such manner and order of preference as Lender in its sole discretion may determine; and

(d) the balance, if any, to the payment of the Persons legally entitled thereto.

If Lender shall be ordered, in connection with any bankruptcy, insolvency or reorganization of Borrower, to restore or repay to or for the account of Borrower or its creditors any amount theretofore received under this Section 3.7, the amount of such restoration or repayment shall be deemed to be a part of the Indebtedness so as to place Lender in the same position it would have been in had such amount never been received by Lender.

Section 3.8 Occupancy After Foreclosure. The purchaser at any foreclosure sale pursuant to Section 3.1(d) shall become the legal owner of the Property. All occupants of the Property shall, at the option of such purchaser, become tenants of the purchaser at the foreclosure sale and shall deliver possession thereof immediately to the purchaser upon demand. It shall not be necessary for the purchaser at said sale to bring any action for possession of the Property other than the statutory action of forcible detainer in any justice court having jurisdiction over the Property.

Section 3.9 Additional Advances and Disbursements; Costs of Enforcement. If any Event of Default is continuing, Lender shall have the right, but not the obligation, to cure such Event of Default in the name and on behalf of Borrower. All sums advanced and expenses incurred at any time by Lender under this Section 3.9, or otherwise under this Security Instrument or any of the other Loan Documents or applicable law, shall bear interest from the date that such sum is advanced or expense incurred, to and including the date of reimbursement, computed at the Default Rate, and all such sums, together with interest thereon, shall constitute additions to the Indebtedness and shall be secured by this Security Instrument and Borrower covenants and agrees to pay them to the order of Lender promptly upon demand.

Section 3.10 No Lender in Possession. Neither the enforcement of any of the remedies under this Article 3, the assignment of the Rents and Leases under Article 4, the collateral assignment of the Property Agreements under Article 5, the security interests under Article 6, nor any other remedies afforded to Lender under the Loan Documents, at law or in equity shall cause Lender or Trustee to be deemed or construed to be a lender in possession of the Property, to obligate Lender or Trustee to lease the Property or attempt to do so, or to take any action, incur any expense, or perform or discharge any obligation, duty or liability whatsoever under any of the Leases or otherwise. Borrower shall, and hereby agrees to indemnify Lender for, and to hold Lender harmless from and against, any and all claims, liability, expenses, losses or damages that may or might be asserted against or incurred by Lender, as the case may be, solely by reason of Lender’s status as an assignee pursuant to the assignment of Rents and Leases contained herein, but excluding any claim to the extent of Lender’s gross negligence or willful misconduct. Should Lender incur any such claim, liability, expense, loss or damage, the amount thereof, including all actual expenses and reasonable fees of attorneys, shall constitute Indebtedness secured hereby, and Borrower shall reimburse Lender, as the case may be, therefor immediately upon demand.

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ARTICLE 4

ASSIGNMENT OF RENTS AND LEASES

Section 4.1 Assignment. Borrower does hereby presently, absolutely and unconditionally assign to Trustee for the benefit of Lender, Borrower’s right, title and interest in all current and future Leases and the absolute, unconditional and continuing right to receive and collect all Rents, it being intended by Borrower that this assignment constitutes a present, outright, immediate, continuing and absolute assignment and not an assignment for additional security only. Such assignment to Trustee for the benefit of Lender shall not be construed to bind Lender to the performance of any of the covenants, conditions or provisions contained in any such Lease or otherwise impose any obligation upon Lender. Lender shall have no responsibility on account of this assignment for the control, care, maintenance, management or repair of the Property, for any dangerous or defective condition of the Property, or for any negligence in the management, upkeep, repair or control of the Property. Borrower agrees to execute and deliver to Lender such additional instruments, in form and substance satisfactory to Lender, as may hereafter be reasonably requested by Lender to further evidence and confirm such assignment.

Section 4.2 License. Notwithstanding that Borrower hereby presently grants to Trustee for the benefit of Lender an outright, immediate, continuing and absolute assignment of the Rents and Leases and not merely the collateral assignment of, or the grant of a lien or security interest in, the Rents and Leases, Trustee on behalf of Lender hereby grants to Borrower and its successors and not to any tenant or any other person, a revocable license to collect and receive the Rents and to retain, use and enjoy the same and otherwise exercise all rights as landlord under any Lease, in each case subject to the terms hereof and of the Loan Agreement. Upon the occurrence and during the continuance of any Event of Default, (i) the license granted herein to Borrower shall immediately and automatically cease and terminate and shall be void and of no further force or effect, (ii) Lender shall immediately be entitled to possession of all Rents (whether or not Lender enters upon or takes control of the Property) and (iii) at the request of Lender, Borrower shall notify in writing all tenants and subtenants under any of the Leases that all Rent due thereunder should be paid to Lender at its address set forth in the Loan Agreement, or at such other place as Lender shall notify Borrower in writing; provided that, if such Event of Default ceases to exist, the license described in the foregoing clause (i) shall automatically be reinstated. Notwithstanding said license, Borrower agrees that Lender, and not Borrower, shall be deemed to be the creditor of each tenant or subtenant under any Lease in respect to assignments for the benefit of creditors and bankruptcy, reorganization, insolvency, dissolution or receivership proceedings affecting such tenant or subtenant (without obligation on the part of Lender, however, to file or make timely filings of claims in such proceedings or otherwise to pursue creditors’ rights therein), with an option to apply in accordance with the Loan Documents any money received from such tenant or subtenant in reduction of any amounts due under the Loan Documents. Upon the occurrence and during the continuance of an Event of Default, any portion of the Rents held by Borrower shall be held in trust for the benefit of Lender for use in the payment of the Indebtedness.

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Section 4.3 Certain Rights of Lender. Subject to the revocable license granted above, upon the occurrence and during the continuance of an Event of Default, Lender shall have the immediate and continuing right, power and authority, either in person or by agent, without bringing any action or proceeding, or by a receiver appointed by a court, without the necessity of taking possession of the Property in its own name, and without the need for any other authorization or action by Borrower or Lender, in addition to and without limiting any of Lender’s rights and remedies hereunder, under the Loan Agreement and any other Loan Documents and as otherwise available at law or in equity, (a) to notify any tenant or other person that the Leases have been assigned to Lender and that all Rents are to be paid directly to Lender, whether or not Lender has commenced or completed foreclosure or taken possession of the Property; (b) to settle, compromise, release, extend the time of payment of, and make allowances, adjustments and discounts of any Rents or other obligations in, to and under the Leases; (c) to demand, sue for, collect, receive, and enforce payment of Rents, including those past-due and unpaid and other rights under the Leases, prosecute any action or proceeding, and defend against any claim with respect to the Rents and Leases; (d) to enter upon, take possession of and operate the Property whether or not foreclosure under this Security Instrument has been instituted and without applying for a receiver; (e) to lease all or any part of the Property; and/or (f) to perform any and all obligations of Borrower under the Leases and exercise any and all rights of Borrower therein contained to the full extent of Borrower’s rights and obligations thereunder.

Section 4.4 Irrevocable Instructions to Tenants. At Lender’s request, Borrower shall deliver a copy of this Security Instrument to each tenant under a Lease and to each manager and managing agent or operator of the Property, and Lender shall have the continuing right to do so. Borrower irrevocably directs any tenant, manager, managing agent, or operator of the Property, without any requirement for notice to or consent by Borrower, to comply with all demands of Lender under this Article 4 and to turn over to Lender on demand all Rents which it receives. Borrower hereby acknowledges and agrees that payment of any Rents by a person to Lender as hereinabove provided shall constitute payment by such person, as fully and with the same effect as if such Rents had been paid to Borrower. Lender is hereby granted and assigned by Borrower the right, at its option, upon revocation of the license granted herein, upon an Event of Default that is continuing, to enter upon the Property in person or by agent, without bringing any action or proceeding, or by court-appointed receiver to collect the Rents. Any Rents collected after the revocation of the license shall be applied in accordance with the provisions of the Loan Agreement. Neither the enforcement of any of the remedies under this Article 4 nor any other remedies or security interests afforded to Lender under the Loan Documents, at law or in equity shall cause Lender to be deemed or construed to be a lender in possession of the Property, to obligate Lender to lease the Property or attempt to do so, or to take any action, incur any expense, or perform or discharge any obligation, duty or liability whatsoever under any of the Leases or otherwise. Borrower shall, and hereby agrees to indemnify Lender for, and to hold

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Lender harmless from and against, any and all claims, liability, expenses, losses or damages that may or might be asserted against or incurred by Lender solely by reason of Lender’s status as an assignee pursuant to the assignment of Rents and Leases contained herein, but excluding any claim to the extent caused by Lender’s gross negligence or willful misconduct. Should Lender incur any such claim, liability, expense, loss or damage, the amount thereof, including all actual expenses and reasonable fees of attorneys, shall constitute Indebtedness secured hereby, and Borrower shall reimburse Lender therefor within ten (10) Business Days after demand.

Section 4.5 Unilateral Subordination. Lender may, at any time and from time to time by specific written instrument intended for the purpose, unilaterally subordinate the lien of this Security Instrument to any Lease, without joinder or consent of, or notice to, Borrower, any tenant or any other person, and notice is hereby given to each tenant under a Lease of such right to subordinate. No such subordination shall constitute a subordination to any lien or other encumbrance, whenever arising, or improve the right of any junior lienholder; and nothing herein shall be construed as subordinating this Security Instrument to any Lease.

ARTICLE 5

COLLATERAL ASSIGNMENT OF PROPERTY AGREEMENTS

Section 5.1 Collateral Assignment. Borrower does hereby collaterally assign and pledge to Lender, Borrower’s right, title and interest in, to and under all current and future Property Agreements. Such collateral assignment to Lender shall not be construed to bind Lender to the performance of any of the covenants, conditions or provisions contained in any such Property Agreement or otherwise impose any obligation upon Lender. Borrower agrees to execute and deliver to Lender such additional instruments, in form and substance satisfactory to Lender, as may hereafter be requested by Lender to further evidence and confirm such collateral assignment.

Section 5.2 Retained Rights of Borrower. Subject to the other provisions of this Article 5 and the provisions of the other Loan Documents, for so long as no Event of Default shall have occurred and be continuing, Borrower may exercise all of its rights and privileges under the Property Agreements and shall have the exclusive right and authority to deal with, enjoy the benefit under, grant any consents and approvals under, and amend, modify or terminate, such Property Agreements, collect, receive and retain for its own benefit all monies due or to become due under such Property Agreements, sue and enforce all claims of Borrower for damages arising under such Property Agreements, and retain for its own benefit all items described in clause (d) of paragraph (9) of the definition of “Property” above, if and to the extent not prohibited by the Loan Agreement or the other Loan Documents. Upon the occurrence and during the continuance of any Event of Default, the rights of Borrower described in this Section 5.2 shall immediately and automatically cease and terminate and shall be void and of no further force or effect. Upon the occurrence and during the continuance of an Event of Default, any amounts held by Borrower as a party to the Property Agreements shall be held in trust for the benefit of Lender for use in the payment of the Indebtedness.

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Section 5.3 Exercise of Assigned Rights. Borrower hereby irrevocably directs the grantor or licensor of, or the contracting party to, any Property Agreement, upon demand from Lender, to recognize and accept Lender as the party to such Property Agreement for any and all purposes as fully as it would recognize and accept Borrower and the performance of Borrower thereunder; provided, that Lender hereby covenants to Borrower that it will not make such demand except upon the occurrence and during the continuance of an Event of Default. Upon the occurrence, and during the continuance, of an Event of Default, without further notice or demand and at Borrower’s sole cost and expense, Lender shall be entitled to exercise all rights of Borrower arising under the Property Agreements. Borrower hereby acknowledges and agrees that payment of any amounts owing under any Property Agreement by a person to Lender as hereinabove provided shall constitute payment by such person, as fully and with the same effect as if such amounts had been paid to Borrower. Any amounts collected after the occurrence and during the continuance of an Event of Default shall be applied in accordance with the provisions of the Loan Agreement. At Lender’s request, Borrower shall deliver a copy of this Security Instrument to each grantor or licensor of or the contracting party to a Property Agreement, and Lender shall have the continuing right to do so.

Section 5.4 Indemnity. Borrower shall, and hereby agrees to indemnify Lender for, and to hold Lender harmless from and against, any and all claims, liability, expenses, losses or damages which may or might be asserted against or incurred by Lender solely by reason of Lender’s status as an assignee pursuant to the collateral assignment of Property Agreements contained herein, but excluding any claim to the extent caused by Lender’s gross negligence or willful misconduct. Should Lender incur any such claim, liability, expense, loss or damage, the amount thereof, including all actual expenses and reasonable fees of attorneys, shall constitute Indebtedness secured hereby, and Borrower shall reimburse Lender therefor within ten (10) Business Days after demand.

Section 5.5 Property Agreement Covenants.

(a) Borrower shall perform and observe, in a timely manner, all of the covenants, conditions, obligations and agreements of Borrower under the Property Agreements and shall suffer or permit no delinquency on its part to exist thereunder if such action is prohibited by the Loan Agreement, or would have a Material Adverse Effect.

(b) Borrower shall not (i) sell, assign, transfer, mortgage or pledge any Property Agreement or any such right or interest under any Property Agreement, or (ii) cancel, terminate, amend, supplement or modify any Property Agreement, in either case, if such action is prohibited by the Loan Agreement or would have a Material Adverse Effect.

(c) Borrower shall exercise all reasonable efforts to enforce or secure the performance of each and every obligation, covenant, condition and agreement to be performed by the franchisor, manager, licensor, grantor or other contracting party under the Property Agreements, if the failure to take such action would have a Material Adverse Effect.

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ARTICLE 6

SECURITY AGREEMENT

Section 6.1 Security Interest. This Security Instrument constitutes both a real property mortgage and a “Security Agreement” on personal property within the meaning of the UCC and other applicable law and with respect to the Personalty, Fixtures, Plans, Leases, Rents and Property Agreements (said portion of the Property subject to the UCC, the “Collateral”). The Property includes both real and personal property and all other rights and interests, whether tangible or intangible in nature, of Borrower in the Property. Borrower, by executing and delivering this Security Instrument, hereby grants to Lender, a first and prior security interest in the Personalty, Fixtures, Plans, Leases, Rents and Property Agreements and all other Property which is personal property to secure the payment of the Indebtedness and performance of the Obligations, and agrees that Lender shall have all the rights and remedies of a secured party under the UCC with respect to such property including, without limiting the generality of the foregoing, the right to take possession of the Collateral or any part thereof, and to take such other measures as Lender may deem necessary for the care, protection and preservation of the Collateral. Upon request or demand of Lender, Borrower shall at its expense assemble the Collateral and make it available to Lender at the Property. Borrower shall pay to Lender on demand any and all expenses, including actual reasonable legal expenses and attorneys’ fees, incurred or paid by Lender in protecting the interest in the Collateral and in enforcing the rights hereunder with respect to the Collateral. Any notice of sale, disposition or other intended action by Lender with respect to the Collateral sent to Borrower in accordance with the provisions hereof at least ten (10) Business Days prior to such action, shall constitute commercially reasonable notice to Borrower. The proceeds of any disposition of the Collateral, or any part thereof, shall, except as otherwise required by law, be applied by Lender in accordance with Section 3.7 hereof.

Section 6.2 Further Assurances. Borrower shall execute and deliver to Lender and/or file, in form and substance satisfactory to Lender, such further statements, documents and agreements, financing statements, continuation statements, and such further assurances and instruments, and do such further acts, as Lender may, from time to time, reasonably consider necessary, desirable or proper to create, perfect and preserve Lender’s security interest hereunder and to carry out more effectively the purposes of this Security Instrument, and Lender may cause such statements and assurances to be recorded and filed, at such times and places as may be required or permitted by law to so create, perfect and preserve such security interest; provided that such further statements, documents, agreements, assurances, instruments and acts do not increase the liability or obligations or decrease the rights of Borrower from those provided for in the Loan Documents. Borrower hereby irrevocably authorizes Lender at any time and from time to time to prepare, file of record in any Uniform Commercial Code jurisdiction or otherwise effectuate new financing statements or financing statement amendments which (a) indicate the Collateral (i) as all assets of Borrower or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of any applicable Uniform Commercial Code, or (ii) by any other description which reasonably approximates the

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description contained in this Security Instrument, and (b) provide any other information required by part 5 of Article 9 of any applicable Uniform Commercial Code, for the sufficiency or filing office acceptance of any financing statement or amendment. As of the date hereof, Borrower’s chief executive office and principal place of business is at the address set forth in the first paragraph of this Security Instrument, and Borrower shall promptly notify Lender of any change in such address.

Section 6.3 Fixture Filing. This Security Instrument shall also constitute a “fixture filing” for the purposes of the UCC upon all of the Property that is or is to become “fixtures” (as that term is defined in the UCC), upon being filed for record in the real estate records of the City or County wherein such fixtures are located. Information concerning the security interest herein granted may be obtained at the addresses of Debtor (Borrower) and Secured Party (Lender) as set forth in the first paragraph of this Security Instrument.

ARTICLE 7

MISCELLANEOUS

Section 7.1 Notices. Any notice required or permitted to be given under this Security Instrument shall be given in the manner described in the Loan Agreement.

Section 7.2 Covenant Running with the Land. All representations, warranties, covenants and Obligations contained in the Loan Agreement are incorporated herein by this reference and, to the extent relating to the Property, are intended by the parties to be, and shall be construed as, covenants running with the land. All persons or entities who may have or acquire an interest in the Property shall be deemed to have notice of, and be bound by, the terms of the Loan Agreement and the other Loan Documents; however, no such party shall be entitled to any rights thereunder without the prior written consent of Lender.

Section 7.3 Attorney-in-Fact. Borrower hereby irrevocably appoints Lender and its successors and assigns, as its attorney-in-fact, which appointment is irrevocable and coupled with an interest, after the occurrence and during the continuance of an Event of Default (a) to execute and/or record any notices of completion, cessation of labor or any other notices that Lender deems appropriate to protect Lender’s interest, if Borrower shall fail to do so within ten (10) days after written request by Lender, (b) upon the issuance of a deed or assignment of lease pursuant to the foreclosure of this Security Instrument or the delivery of a deed or assignment of lease in lieu of foreclosure, to execute all instruments of assignment, conveyance or further assurance with respect to the Leases, Rents, Personalty, Fixtures, Plans and Property Agreements in favor of the grantee of any such deed or the assignee of any such assignment of lease and as may be necessary or desirable for such purpose, (c) to prepare, execute and file or record financing statements, continuation statements, applications for registration and like papers necessary to create, perfect or preserve Lender’s security interests and rights in or to any of the Collateral, and (d) while any Event of Default is continuing, to perform any obligation of Borrower hereunder; however: (1) Lender shall not under any circumstances be obligated to perform any obligation of Borrower; (2) any sums advanced by Lender in such performance shall

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be included in the Indebtedness and shall bear interest at the Default Rate; (3) Lender as such attorney-in-fact shall only be accountable for such funds as are actually received by Lender; and (4) Lender shall not be liable to Borrower or any other person or entity for any failure to take any action that it is empowered to take under this Section 7.3.

Section 7.4 Successors and Assigns. This Security Instrument shall be binding upon and inure to the benefit of Lender and Borrower and their respective successors and assigns.

Section 7.5 No Waiver. Any failure by Lender or Trustee to insist upon strict performance of any of the terms, provisions or conditions of the Loan Documents shall not be deemed to be a waiver of same, and Lender and Trustee shall each have the right at any time to insist upon strict performance of all of such terms, provisions and conditions.

Section 7.6 Subrogation. To the extent proceeds of the Notes have been used to extinguish, extend or renew any indebtedness against the Property, then Lender shall be subrogated to all of the rights, liens and interests existing against the Property and held by the holder of such indebtedness and shall have the benefit of the priority of all of the same, and such former rights, liens and interests, if any, are not waived, but are continued in full force and effect in favor of Lender.

Section 7.7 Loan Agreement. If any conflict or inconsistency exists between this Security Instrument and the Loan Agreement, the Loan Agreement shall govern.

Section 7.8 Release. Upon payment in full of the Indebtedness and performance in full of all of the outstanding Obligations the estate hereby granted shall cease, terminate and be void and Lender, at Borrower’s expense, shall release the liens and security interests created by this Security Instrument.

Section 7.9 Waiver of Stay, Moratorium and Similar Rights. Borrower agrees, to the full extent that it may lawfully do so, that it will not at any time insist upon or plead or in any way take advantage of, and hereby waives, any appraisement, valuation, stay, marshaling of assets, exemption, extension, redemption or moratorium law now or hereafter in force and effect so as to prevent or hinder the enforcement of the provisions of this Security Instrument or the indebtedness secured hereby, or any agreement between Borrower and Lender or any rights or remedies of Lender.

Section 7.10 Waiver of Jury Trial; Consent to Jurisdiction.

(a) TO THE MAXIMUM EXTENT PERMITTED UNDER APPLICABLE LAW, BORROWER AND LENDER KNOWINGLY, VOLUNTARILY AND INTENTIONALLY AGREE TO WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS SECURITY INSTRUMENT, ANY OTHER LOAN DOCUMENT, OR ANY DEALINGS, CONDUCT, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS BY IT RELATING TO THE SUBJECT MATTER OF THIS SECURITY INSTRUMENT. THE

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SCOPE OF THIS WAIVER IS INTENDED TO ENCOMPASS ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. BORROWER AND LENDER ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO THIS SECURITY INSTRUMENT. BORROWER AND LENDER FURTHER WARRANT AND REPRESENT THAT THEY HAVE REVIEWED THIS WAIVER WITH THEIR RESPECTIVE LEGAL COUNSEL, AND THAT THEY KNOWINGLY AND VOLUNTARILY WAIVE THEIR JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS SECURITY INSTRUMENT, OR ANY OTHER LOAN DOCUMENTS OR AGREEMENTS RELATING TO THIS SECURITY INSTRUMENT. IN THE EVENT OF LITIGATION, THIS SECURITY INSTRUMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

(b) BORROWER AND LENDER HEREBY CONSENT FOR THEMSELVES AND BORROWER HEREBY CONSENTS IN RESPECT OF ITS PROPERTIES, GENERALLY, UNCONDITIONALLY AND IRREVOCABLY, TO THE NONEXCLUSIVE JURISDICTION OF THE FEDERAL AND STATE COURTS IN THE STATE OF NEW YORK WITH RESPECT TO ANY PROCEEDING RELATING TO ANY MATTER, CLAIM OR DISPUTE ARISING UNDER THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY. BORROWER AND LENDER FURTHER CONSENT, GENERALLY, UNCONDITIONALLY AND IRREVOCABLY, TO THE NONEXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS OF THE STATE IN WHICH ANY OF THE COLLATERAL IS LOCATED IN RESPECT OF ANY PROCEEDING RELATING TO ANY MATTER, CLAIM OR DISPUTE ARISING WITH RESPECT TO SUCH COLLATERAL. BORROWER AND LENDER FURTHER IRREVOCABLY CONSENT TO THE SERVICE OF PROCESS BY MAIL, PERSONAL SERVICE OR IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW, GENERALLY, UNCONDITIONALLY AND IRREVOCABLY, AT THE ADDRESSES SET FORTH IN SECTION 9.4 OF THE LOAN AGREEMENT IN CONNECTION WITH ANY OF THE AFORESAID PROCEEDINGS IN ACCORDANCE WITH THE RULES APPLICABLE TO SUCH PROCEEDINGS. TO THE EXTENT PERMITTED BY APPLICABLE LAW, BORROWER AND LENDER HEREBY IRREVOCABLY WAIVE ANY OBJECTION THAT THEY MAY NOW HAVE OR HAVE IN THE FUTURE TO THE LAYING OF VENUE IN RESPECT OF ANY OF THE AFORESAID PROCEEDINGS BROUGHT IN THE COURTS REFERRED TO ABOVE AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. NOTHING HEREIN SHALL AFFECT THE RIGHT OF LENDER TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW OR TO COMMENCE PROCEEDINGS OR OTHERWISE PROCEED AGAINST BORROWER IN ANY JURISDICTION.

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Section 7.11 Headings. The Article, Section and Subsection titles hereof are inserted for convenience of reference only and shall in no way alter, modify, limit or define, or be used in construing, the scope, intent or text of such Articles, Sections or Subsections.

Section 7.12 Governing Law. THE PROVISIONS OF THIS SECURITY INSTRUMENT REGARDING THE CREATION, PERFECTION AND ENFORCEMENT OF THE LIENS AND SECURITY INTERESTS HEREIN GRANTED SHALL BE GOVERNED BY, AND BE CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE IN WHICH THE PROPERTY IS LOCATED. ALL OTHER PROVISIONS OF THIS SECURITY INSTRUMENT, ANY CLAIM OR CONTROVERSY ARISING OUT OF THE SUBJECT MATTER HEREOF WHETHER SOUNDING IN CONTRACT LAW, TORT LAW OR OTHERWISE, AND THE RIGHTS AND OBLIGATIONS OF BORROWER, TRUSTEE AND LENDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES THEREOF, WITHOUT REGARD TO CHOICE OF LAW RULES, TO THE EXTENT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY, AND FURTHER, NOTWITHSTANDING THE FOREGOING, WITH RESPECT TO ANY PERSONAL PROPERTY INCLUDED IN THE “PROPERTY”, THE CREATION OF THE SECURITY INTEREST THEREIN SHALL BE GOVERNED BY THE UNIFORM COMMERCIAL CODE IN EFFECT IN THE STATE OF NEW YORK FROM TIME TO TIME AND THE PERFECTION, THE EFFECT OF PERFECTION OR NON-PERFECTION AND PRIORITY OF SUCH SECURITY INTEREST SHALL BE GOVERNED IN ACCORDANCE WITH THE MANDATORY CHOICE OF LAW RULES SET FORTH IN THE UNIFORM COMMERCIAL CODE IN EFFECT IN THE STATE OF NEW YORK FROM TIME TO TIME.

Section 7.13 Hold Harmless. Borrower shall and does hereby agree to defend, indemnify and hold harmless Lender from and against any and all claims, losses, expenses, damages and liabilities (including, without limitation, all reasonable fees and expenses of attorneys) which may arise or be incurred or accrue in connection herewith or in connection with an obligation of Borrower hereunder with respect to the Property, except, in each case, to the extent incurred as a result of the gross negligence or willful misconduct of Lender. Should Lender incur any such claim, loss, expense, damage or liability, the amount thereof, including all reasonable expenses and reasonable fees of attorneys and reasonable costs and expenses associated with actions taken by Lender in defense thereof, or otherwise in protecting its interests hereunder, shall constitute additions to the Indebtedness and shall be secured hereby, and Borrower covenants and agrees to reimburse Lender promptly upon demand. Borrower shall reimburse Lender for any actual losses, actual costs, actual damages and reasonable expenses (including reasonable attorneys’ fees and court costs) incurred by Lender if an interest in the Property, other than as permitted under the Loan Documents, is claimed by another Person.

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Section 7.14 Entire Agreement. This Security Instrument and the other Loan Documents embody the entire agreement and understanding between Lender and Borrower pertaining to the subject matter hereof and thereof and supersede all prior agreements, understandings, representations or other arrangements, whether express or implied, written or oral, between such parties relating to the subject matter hereof and thereof. This Security Instrument and the other Loan Documents may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.

Section 7.15 Severability. If any provision of this Security Instrument is invalid or unenforceable, then such provision shall be given full force and effect to the fullest possible extent, and all of the remaining provisions of this Security Instrument shall remain in full force and effect and shall be binding on the parties hereto.

Section 7.16 Reserved.

Section 7.17 Lien Absolute. Borrower acknowledges that this Security Instrument and a number of other Loan Documents and those documents required by the Loan Documents together secure the Indebtedness. Borrower agrees that, to the extent permitted by law, the lien of this Security Instrument and all obligations of Borrower hereunder shall be absolute and unconditional and shall not in any manner be affected or impaired by:

(a) any lack of validity or enforceability of the Loan Agreement or any other Loan Document, any agreement with respect to any of the Indebtedness or Obligations or any other agreement or instrument relating to any of the foregoing;

(b) any acceptance by Lender of any security for or guarantees of any of the Indebtedness;

(c) any failure, neglect or omission on the part of Lender to realize upon or protect any of the Indebtedness or any of the collateral security therefor, including the Loan Documents, or due to any other circumstance which might otherwise constitute a defense available to, or a discharge of, Borrower in respect of the Indebtedness and Obligations hereby secured or any collateral security therefor, including the Loan Documents, or due to any other circumstance that might otherwise constitute a defense available to, or a discharge of, Borrower in respect of the Indebtedness or Obligations or this Security Instrument (other than the indefeasible payment in full in cash of all the Indebtedness and Obligations hereby secured);

(d) any change in the time, manner or place of payment of, or in any other term of, all or any of the Indebtedness or Obligations;

(e) any release (except as to the property released), sale, pledge, surrender, compromise, settlement, nonperfection, renewal, extension, indulgence, alteration, exchange, modification or disposition of any of the Indebtedness or Obligations hereby secured or of any of the collateral security therefor;

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(f) any amendment or waiver of or any consent to any departure from the Loan Agreement or any other Loan Documents or of any guaranty thereof, if any, and Lender may in its discretion foreclose, exercise any power of sale, or exercise any other remedy available to it under any or all of the Loan Documents without first exercising or enforcing any of its rights and remedies hereunder; and

(g) any exercise of the rights or remedies of Lender hereunder or under any or all of the Loan Documents.

Section 7.18 Real Estate Taxes. Borrower shall not be entitled to any credit upon the Indebtedness or deduction from the assessed value of the Property by virtue of payment of real estate taxes on the Property. If any law is enacted or adopted or amended after the date of this Security Instrument that deducts the Indebtedness from the value of the Property for the purpose of taxation or that imposes a tax, either directly or indirectly, on the Indebtedness or Lender’s interest in the Property, Borrower will pay such tax, with interest and penalties thereon, if any. In the event that the payment of such tax or interest and penalties by Borrower would be unlawful or taxable to Lender or unenforceable or provide the basis for a defense of usury, then in any such event, Lender shall have the option, by written notice of not less than 90 days, to declare the Indebtedness immediately due and payable.

Section 7.19 Incorporation by Reference.

(a) All obligations of Borrower under this Security Instrument shall be limited by the provisions of Section 9.19 of the Loan Agreement, the provisions of which are incorporated herein by this reference.

(b) The parties hereby acknowledge that the Loan Agreement, among other things, contains restrictions on the prepayment of the Indebtedness, as well as restrictions on the sale, transfer and encumbrance of the Property and the ownership interests of Borrower.

Section 7.20 State Specific Provisions. The provisions of Exhibit B attached hereto are hereby incorporated by reference as though set forth in full herein.

Section 7.21 Last Dollars Secured. The parties agree that any payments or repayments of such Indebtedness by Borrower shall be and be deemed to be applied first to the portion of the Indebtedness that is not secured hereby, if any, it being the parties’ intent that the portion of the Indebtedness last remaining unpaid shall be secured hereby.

Section 7.22 Mortgage Recording Taxes. Borrower hereby covenants to pay any and all mortgage recording or other taxes or fees due in connection with this Security Instrument.

Section 7.23 Multiple Exercise of Remedies. To the extent permitted by law, Borrower specifically consents and agrees that Lender and Trustee may exercise rights and remedies hereunder and under the other Loan Documents separately or concurrently and in any order that Lender and Trustee may deem appropriate.

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Section 7.24 Rules of Construction. All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural as the identity of the person or persons referred to may require. All references to sections, schedules and exhibits are to sections, schedules and exhibits in or to this Security Instrument unless otherwise specified. Unless otherwise specified: (i) all meanings attributed to defined terms in this Security Instrument shall be equally applicable to both the singular and plural forms of the terms so defined, (ii) “including” means “including, but not limited to” and “including, without limitation” and (iii) the words “hereof,” “herein,” “hereby,” “hereunder” and words of similar import when used in this Security Instrument shall refer to this Security Instrument as a whole and not to any particular provision, article, section or other subdivision of this Security Instrument.

Section 7.25 Counterparts; Facsimile Signatures. This Security Instrument may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. Any counterpart delivered by facsimile, pdf or other electronic means shall have the same import and effect as original counterparts and shall be valid, enforceable and binding for the purposes of this Security Instrument.

ARTICLE 8

CONCERNING THE TRUSTEE

Section 8.1 Certain Rights. With the approval of Lender, Trustee shall have the right to select, employ and consult with counsel. Trustee shall have the right to rely on any instrument, document or signature authorizing or supporting any action taken or proposed to be taken by Trustee hereunder, believed by Trustee in good faith to be genuine. Trustee shall be entitled to reimbursement for actual, reasonable expenses incurred by him in the performance of his duties hereunder. Borrower shall, from time to time, pay the compensation due to Trustee hereunder and reimburse Trustee for, and indemnify, defend and save Trustee harmless against, all liability and reasonable expenses which may be incurred by him in the performance of Trustee’s duties, except as a result of Trustee’s gross negligence or willful misconduct, in the performance of Trustee’s duties. Borrower’s obligations under this Section 8.1 shall not be reduced or impaired by principles of comparative or contributory negligence (except with respect to Trustee’s gross negligence or willful misconduct).

Section 8.2 Retention of Money. All moneys received by Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated in any manner from any other moneys (except to the extent required by law), and Trustee shall be under no liability for interest on any moneys received by him hereunder.

Section 8.3 Successor Trustees. If Trustee or any successor Trustee shall die, resign or become disqualified from acting in the execution of this trust, or Lender shall desire to appoint a substitute Trustee, Lender shall have full power to appoint one or more substitute or successor Trustees, without other formality than appointment and designation in writing executed by Lender, and, if preferred, several substitute or successor Trustees in succession who shall

DEED OF TRUST, ASSIGNMENT OF RENTS AND LEASES,

COLLATERAL ASSIGNMENT OF PROPERTY AGREEMENTS,

SECURITY AGREEMENT AND FIXTURE FILING – Page 22

succeed to all the estates, rights, powers and duties of Trustee. Such appointment may be executed by any authorized agent of Lender, and as so executed, such appointment shall be conclusively presumed to be executed with authority, valid and sufficient, without further proof of any action. Upon the making of any such appointment and designation, all of the estate and title of Trustee in the Property shall vest in the named successor or substitute Trustee and he shall thereupon succeed to, and shall hold, possess and execute, all the rights, powers, privileges, immunities and duties herein conferred upon Trustee.

Section 8.4 Perfection of Appointment. Should any deed, conveyance or instrument of any nature be required from Borrower by any successor Trustee to more fully and certainly vest in and confirm to such successor Trustee such estates, rights, powers and duties, then, upon reasonable request by such Trustee, all such deeds, conveyances and instruments shall be made, executed, acknowledged and delivered and shall be caused to be recorded and/or filed by Borrower.

Section 8.5 Trustee Liability. In no event or circumstance shall Trustee or any substitute Trustee hereunder be personally liable under or as a result of this Security Instrument, either as a result of any action by Trustee (or any substitute Trustee) in the exercise of the powers hereby granted or otherwise, except for Trustee’s gross negligence or willful misconduct.

Borrower hereby acknowledges receipt of a true copy of the within Security Instrument.

[Remainder of page intentionally left blank;

Signature page follows.]

DEED OF TRUST, ASSIGNMENT OF RENTS AND LEASES,

COLLATERAL ASSIGNMENT OF PROPERTY AGREEMENTS,

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EXECUTED as of the date first above written.

BORROWER: DC-3300 ESSEX, LLC, a Delaware limited liability company

By:	CARTER/VALIDUS OPERATING PARTNERSHIP, LP, a Delaware limited partnership, its Member

	By:	CARTER VALIDUS MISSION CRITICAL REIT, INC., a Maryland corporation, its General Partner

		By:	/s/ Todd Sakow
Name: Todd Sakow Title: Chief Financial Officer

DEED OF TRUST, ASSIGNMENT OF RENTS AND LEASES,

COLLATERAL ASSIGNMENT OF PROPERTY AGREEMENTS,

SECURITY AGREEMENT AND FIXTURE FILING – Signature Page

ACKNOWLEDGMENT

STATE OF FLORIDA	§
§
COUNTY OF HILLSBOROUGH	§

This instrument was ACKNOWLEDGED before me on July 8, 2011 by TODD SAKOW, as Chief Financial Officer of CARTER VALIDUS MISSION CRITICAL REIT, INC., a Maryland corporation, as General Partner of CARTER/VALIDUS OPERATING PARTNERSHIP, LP, a Delaware limited partnership, as a Member of DC-3300 ESSEX, LLC, a Delaware limited liability company, on behalf of said limited liability company.

[S E A L]

My Commission Expires:

October 29, 2013

/s/ Lisa Collado

Notary Public, State of Florida

      Lisa Collado

Printed Name of Notary Public

DEED OF TRUST, ASSIGNMENT OF RENTS AND LEASES,

COLLATERAL ASSIGNMENT OF PROPERTY AGREEMENTS,

SECURITY AGREEMENT AND FIXTURE FILING – Acknowledgment Page

EXHIBIT A

Legal Description

Being Lot 8C, Block B, TECHNOLOGY BUSINESS CAMPUS ADDITION, an addition to the City of Richardson, Collin County, Texas, according to the plat thereof recorded in Volume 2010, Page 326, Map Records, Collin County, Texas.

EXHIBIT A, Legal Description – Page 1

EXHIBIT B

Special Provisions for the State of Texas

THIS EXHIBIT B is attached to and made a part of that certain Deed of Trust, Assignment of Rents and Leases, Collateral Assignment of Property Agreements, Security Agreement and Fixture Filing dated as of July 14, 2011 (the “Security Instrument”), executed and delivered by DC-3300 ESSEX, LLC, a Delaware limited liability company, grantor for all purposes hereunder (together with its permitted successors and permitted assigns, “Borrower”), for the benefit of GOLDMAN SACHS COMMERCIAL MORTGAGE CAPITAL, L.P., a Delaware limited partnership, beneficiary for all purposes hereunder (together with all its successors and assigns, “Lender”). This Exhibit B is hereby incorporated by reference into and made a part of the Security Instrument as if fully set forth therein. All provisions and terms of the Security Instrument not otherwise amended or modified herein shall remain in full force and effect, and all definitions contained in the Security Instrument shall have the same meanings for purposes of this Exhibit B, except as otherwise specifically defined or modified hereby.

1. Principals of Construction. In the event of any inconsistencies between the terms and provisions of this Exhibit B and the terms and provision of the other Sections and Articles of the Security Instrument, the terms and provisions of this Exhibit B shall govern and control.

2. Non-Judicial Foreclosure. Should Lender have elected to accelerate the indebtedness secured hereby and initiate foreclosure of the Property by requesting the Trustee to effectuate a non-judicial foreclosure sale, the Trustee of this Security Instrument shall then sell, or offer for sale, the Property at public sale to the highest bidder for cash during a three hour period between the hours of ten o’clock a.m. and four o’clock p.m. whose earliest point in time is specified, on the first Tuesday of any month, at the area officially designated for holding such sales at the courthouse of any county in the State of Texas in which any part of the Property is situated, after having given notice of the date, the time period, place and terms of said sale in accordance with the laws of the State of Texas then in force and governing said sales of real property and improvements under powers conferred by deeds of trust. The Property shall be sold by posting, or causing to be posted, at least twenty-one (21) consecutive days prior to the date of said sale, written or printed notice thereof at the courthouse door in each of the counties in which the Property is situated, designating the county where the Property will be sold and designating the date, the time period, the place and the terms of sale. A copy of such notice shall also be filed in the office of the County Clerk in each county of the State of Texas in which any part of the Property is situated at least twenty-one (21) consecutive days before the date of said sale of the Property. Lender shall have the right to become the purchaser at any sale held by any Trustee or substitute or successor Trustee, or by any receiver or public officer. Any Lender purchasing at any such sale shall have the right to credit the Indebtedness owing to such Lender upon the amount of its bid entered at such sale to the extent necessary to satisfy such bid. Said Trustee may appoint an attorney-in-fact to act in its stead as Trustee to conduct sale as hereinbefore provided. Borrower authorizes and empowers the Trustee to sell the Property, in

EXHIBIT B – Special Provisions for the State of Texas – Page 1

lots or parcels or as a whole, and to execute and deliver to the purchaser or purchasers thereof good and sufficient deeds of conveyance thereto of the estate of title then existing on the Property and bills of sale with covenants of special warranty. Borrower binds itself to warrant and forever defend the title of such purchaser or purchasers when so made by the Trustee, and agrees to accept proceeds of said sale, if any, which are payable to Borrower as provided herein. In addition to the posting and filing of notices hereinabove provided, and for so long as required by law, no foreclosure under the power of sale herein contained shall be held unless Lender, at least twenty-one (21) days preceding the date of sale and in the manner prescribed by law, shall have served written notice of the proposed sale which designates the County where the Property will be sold and designates the date, time period, the place and the terms of sale by certified mail on Borrower. Service of such a notice by certified mail shall be completed upon deposit of such notice, postage prepaid and properly addressed to each such person or entity at the address for Borrower indicated on the first page of this Security Instrument, in a Post Office of the United States Postal Service or in an official depository under the care and custody of the United States Postal Service. The affidavit of a person knowledgeable of the facts to the effect that such service was completed shall be prima facie evidence of the fact of service.

3. Waiver of Deficiency Statute.

(a) Waiver. In the event an interest in any of the Property is foreclosed upon pursuant to a judicial or nonjudicial foreclosure sale, Borrower agrees that, notwithstanding the provisions of Sections 51.003, 51.004 and 51.005 of the Texas Property Code (as the same may be amended from time to time), and to the extent permitted by law, Lender shall be entitled to seek a deficiency judgment from Borrower and any other party obligated on the Note equal to the difference between the amount owing on the Note and the amount for which the Property was sold pursuant to judicial or nonjudicial foreclosure sale, subject, however, to Section 9.19 of the Loan Agreement regarding non-recourse liability which is incorporated into this Exhibit B by reference. Borrower expressly recognizes that this section constitutes a waiver of the above-cited provisions of the Texas Property Code which would otherwise permit Borrower and other persons against whom recovery of deficiencies is sought or any indemnitor or guarantor independently (even absent the initiation of deficiency proceedings against them) to present competent evidence of the fair market value of the Property as of the date of the foreclosure sale and offset against any deficiency the amount by which the foreclosure sale price is determined to be less than such fair market value. Borrower further recognizes and agrees that this waiver creates an irrebuttable presumption that the foreclosure sale price is equal to the fair market value of the Property for purposes of calculating deficiencies owed by Borrower, any indemnitor or guarantor, and others against whom recovery of a deficiency is sought.

(b) Alternative to Waiver. Alternatively, in the event the waiver provided for in subsection (a) above is determined by a court of competent jurisdiction to be unenforceable, the provisions of this Section 3(b) shall be the basis for the finder of fact’s determination of the fair market value of the Property as of the date of the foreclosure

EXHIBIT B – Special Provisions for the State of Texas – Page 2

sale in proceedings governed by Sections 51.003, 51.004 and 51.005 of the Texas Property Code (as amended from time to time). In such event, (i) the Property shall be valued in an “as is” condition as of the date of the foreclosure sale, without any assumption or expectation that the Property will be repaired or improved in any manner before a resale of the Property after foreclosure; (ii) the valuation shall be based upon an assumption that the foreclosure purchaser desires a resale of the Property for cash promptly (but no later than 12 months) following the foreclosure sale; (iii) all reasonable closing costs customarily borne by the seller in commercial real estate transactions should be deducted from the gross fair market value of the Property, including, without limitation, brokerage commissions, title insurance, a survey of the Property, tax prorations, attorneys’ fees, and marketing costs; (iv) the gross fair market value of the Property shall be further discounted to account for any estimated holding costs associated with maintaining the Property pending sale, including, without limitation, utilities expenses, property management fees, taxes and assessments (to the extent not accounted for in item (iii) above), and other maintenance, operational and ownership expenses; and (v) any expert opinion testimony given or considered in connection with a determination of the fair market value of the Property must be given by persons having at least five (5) years experience in appraising property similar to the Property and who have conducted and prepared a complete written appraisal of the Property taking into consideration the factors set forth above.

4. Financing Statement. This Security Instrument shall also be effective as a financing statement covering as-extracted collateral subject to, and pursuant to the provisions of, Section 9.301 of the Uniform Commercial Code - Secured Transactions, as adopted in Texas and as the same may be later amended, and is to be filed for record in the real estate records of the county where the Property is situated.

5. SPECIFIC NOTICE REGARDING INDEMNITIES. IT IS EXPRESSLY AGREED AND UNDERSTOOD THAT THIS SECURITY INSTRUMENT INCLUDES INDEMNIFICATION PROVISIONS WHICH, IN CERTAIN CIRCUMSTANCES, COULD INCLUDE AN INDEMNIFICATION BY BORROWER OF LENDER FROM CLAIMS OR LOSSES ARISING AS A RESULT OF LENDER’S OWN NEGLIGENCE.

EXHIBIT B – Special Provisions for the State of Texas – Page 3